                                                                    Exhibit 23.8

                               ENGINEER'S CONSENT

  We consent to the reference to our appraisal report for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.

                                          JOHN P. HUNTER & ASSOCIATES, LTD.

                                          /s/ John P. Hunter
                                          John P. Hunter

August 25, 1999